                                                        Exhibit 10(b)

                               CREDIT GUARANTEE
                               ----------------

        CREDIT GUARANTEE, dated as of May 27, 1994, by the undersigned corporations who are listed on the attached Schedule I (collectively, the "Guarantors"), jointly and severally, in favor of NATIONAL CITY BANK, COLUMBUS, a national banking association, individually and as agent (in such capacity, the "Agent"), NBD BANK, N.A., a national banking association, BANK ONE, COLUMBUS, N.A., a national banking association, and THE BANK OF TOKYO TRUST COMPANY, a banking corporation organized under New York state law (collectivelv. the "Banks").

                             W I T N E S S E T H :
                             - - - - - - - - - - -
        WHEREAS, each of the Guarantors is a wholly owned subsidiary of Consolidated Stores Corporation, an Ohio corporation ("CSC Ohio"), or another one of the Guarantors;

        WHEREAS, pursuant to that certain Credit Agreement, dated as of May
27, 1994, among CSC Ohio, C.S. Ross Company ("CSRC"), the Banks and the Agent (hereinafter, as the same may from time to time be amended, modified or supplemented, the "Credit Agreement"), the Banks have agreed to make certain Loans and provide the DLC Facility to CSC Ohio and CSRC (the "Borrowers"); and

        WHEREAS, each of the Guarantors acknowledges the direct and indirect benefits to be derived by it by reason of the Loans made and the DLC Facility provided by the Banks to the Borrowers under the Credit Agreement; and

        WHEREAS, it is a condition precedent to the obligations of the Banks to make the Loans and provide the DLC Facility to the Borrowers under the Credit Agreement that each of the Guarantors shall have jointly and severally executed and delivered this Credit Guarantee to the Agent and the Banks:

        NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make the Loans and provide the DLC Facility provided for under the Credit Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, each of the Guarantors jointly and severally hereby agrees with the Agent and the Banks as follows:

        1. DEFINED TERMS. Capitalized terms used herein shall have the same meanings as set forth in the Credit Agreement, unless otherwise defined herein.

        2.  GUARANTEE.      Each of the Guarantors jointly and severally
hereby unconditionally and irrevocably guarantees to the Banks and the Agent, and their respective successors, endorsees, transferees and assigns, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all indebtedness, obligations and liabilities of the Borrowers to the Banks and the Agent now existing or hereafter incurred under or arising out of or in connection with the Credit Agreement, the Notes and the other Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such indebtedness, obligations and liabilities being herein called the "Obligations"), and each of the Guarantors further jointly and severally hereby agrees to pay any and all reasonable expenses which may be paid or incurred by the Banks and the Agent in collecting any or all of the Obligations and/or enforcing any rights under this Credit Guarantee or under the Obligations.

        3. SET-OFF. The Agent and the Banks, and each of them, is hereby irrevocably authorized at any time and from time to time without notice to any of the Guarantors, any such notice being expressly waived by each of the Guarantors, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured,





                            FORM 10Q - Page 81 of 88

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at any time held or owing by the Agent or any Bank to or for the credit or the account of any of the Guarantors, or any part thereof, in such amounts as the Agent or such Bank, as the case may be, may elect, against and on account of the obligations and liabilities of any of the Guarantors to the Agent and the Banks, and each of them, hereunder and claims of every nature and description of the Agent and the Banks, and each of them, against any of the Guarantors, in any currency, whether arising hereunder, under the Credit Agreement, the Notes or any other Loan Document, as the Agent or such Bank, as the case may be, may elect, whether or not the Agent or such Bank, as the case may be, has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent or the Bank which has set-off, as the case may be, agrees to notify the affected Guarantor or Guarantors and the Agent promptly of any set-off and the application made by the Agent or such Bank, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Banks under this Paragraph 3 are in addition to other rights and remedies (including without limitation other rights of set-off) which the Agent and the Banks, and each of them, may have, and are subject to the provisions of subsection 12.8 of the Credit Agreement.

        4. SUBROGATION. Notwithstanding any payment or payments made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Agent or any Bank, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Bank against either of the Borrowers or any collateral security or guarantee or right of set-off held by the Agent or any Bank for the payment of the Obligations, nor shall any Guarantor seek any reimbursement from either of the Borrowers in respect of payments made by any Guarantor hereunder, until all amounts owing to the Agent and the Banks, and each of them, by the Borrowers for or on account of the Obligations are paid in full. In the event that either of the Borrowers is now or hereafter shall become indebted to any Guarantor, the amount of such indebtedness and all interest thereon shall at all times be subject and subordinate as to priority of Lien, time of payment and in all other respects to all sums at any time owing to the Agent and the Banks, and each of them, under any of the Loan Documents, and no Guarantor shall be entitled to enforce or receive payment on account of such other indebtedness until all Obligations owing to the Agent and the Banks, and each of them, shall have been irrevocably paid in full and the Commitment and the DLC Facility shall have been terminated and any sums so received shall be held in trust for the Agent and the Banks, and each of them, and shall be paid over to the Agent.

        5. CONSENT. Each of the Guarantors hereby consents that, without the necessity of any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by the Agent and the exercise by the Agent of any right or remedy may be rescinded by the Agent and any of the Obligations continued, and the Obligations, or the liability of either of the Borrowers or any other Person upon or for any part thereof, or any collateral security or guarantee therefore or right of set-off with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Banks, and the Credit Agreement, any Note, any other Loan Document and any other collateral security document or other guarantee or document executed in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Banks may deem advisable from time to time, and any collateral security or guarantee or right of set-off at any time held by the Agent or any Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor which will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Agent and the Banks shall have no obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations or





                            FORM 10Q - Page 82 of 88
this Credit Guarantee Neither the Agent nor any Bank shall be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefore, or any part thereof, or for any delay in so doing, nor shall any of them be under any obligation to take any action whatsoever with regard thereto. When making any demand hereunder against any Guarantor, the Agent and the Banks may, but shall be under no obligation to, make a similar demand on any other guarantor (including any of the other Guarantors hereunder) or either of the Borrowers, and any failure by the Agent or any Bank to make any such demand or to collect any payments from any such other guarantor (including any of the other Guarantors hereunder) or either of the Borrowers or any release of such other guarantor (including any of the other Guarantors hereunder) or either of the Borrowers shall not relieve such Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent and the Banks against such Guarantor. For the purpose hereof, "demand" shall include the commencement and continuance of any legal proceedings.

        6. WAIVERS. Each of the Guarantors waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Bank upon this Credit Guarantee or acceptance of this Credit Guarantee, and the Obligations, and each of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Credit Guarantee, and all dealings between either of the Borrowers or any Guarantor and the Agent or any of the Banks shall likewise be conclusively presumed to have been had or consummated in reliance upon this Credit Guarantee. Each of the Guarantors waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon either of the Borrowers or any Guarantor with respect to the Obligations. This Credit Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to the validity, regularity or enforceability of the Credit Agreement, any Note, any other Loan Document, any of the Obligations or any collateral security or guarantee therefor or right of set-off with respect thereto at any time or from time to time held by the Agent or any Bank and without regard to any defense, set- off or counterclaim which may at any time be available to or be asserted by either of the Borrowers against the Agent or any Bank, or by any other circumstance whatsoever (with or without notice to or knowledge of either of the Borrowers or any Guarantor) which constitutes; or might be construed to constitute, an equitable or legal discharge of either of the Borrowers for the Obligations, or of any Guarantor under this Credit Guarantee, in bankruptcy or in any other instance, and the obligations and liabilities of each of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Agent, any Bank or any other Person at any time of any right or remedy against either of the Borrowers or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security or guarantee therefor or right of set-off with respect thereto. This Credit Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each of the Guarantors, jointly and severally, and their respective successors and assigns, and shall inure to the benefit of the Agent and the Banks, and each of them, and their respective successors, indorsees, transferees and assigns, until all of the Obligations and the obligations of each of the Guarantors under this Credit Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Credit Agreement either of the Borrowers may be free from any Obligations.

        7. EFFECTIVENESS. This Credit Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either of the Borrowers, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either of the Borrowers or any substantial part of its property, or otherwise, all as though such payments had not been made.





                            FORM 10Q - Page 83 of 88

        8. CURRENCY AND PLACE OF PAYMENTS. Each of the Guarantors jointly and severally hereby guarantees that the Obligations will be paid to the Agent for the ratable account of each Bank without set-off or counterclaim in lawful currency of the United States of America in immediately available funds at the office of the Agent specified in the Credit Agreement.

        9. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors represents and warrants as follows:

                (a) CORPORATE EXISTENCE AND POWER. Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power, authority and legal right to own (or lease) its property and assets and to transact the business in which it is engaged.

                (b) CORPORATE AUTHORITY. Such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Credit Guarantee, and has taken all necessary corporate and legal action to authorize the guarantee hereunder on the terms and conditions of this Credit Guarantee and to authorize the execution, delivery and performance of this Credit Guarantee.

                (c) BINDING EFFECT. This Credit Guarantee has been duly authorized, executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                (d)  CONSENTS, APPROVALS, AUTHORIZATIONS.   No consent (or
        authorization of, or filing with, any other Person (including without limitation any Governmental Authority) is required in connection with the execution, delivery performance, validity or enforceability of this Credit Guarantee.

                (e) NO VIOLATIONS. The execution, delivery and performance of this Credit Guarantee will not violate any Requirement of Law or any Contractual Obligation of such Guarantor and will not result in the creation or imposition of any Lien on any of the property or revenues of such Guarantor pursuant to the provisions of any Law or any Contractual Obligation of such Guarantor.


                (f) NO LITIGATION. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or Governmental Authority is currently pending or, to the best knowledge of such Guarantor, threatened by or against such Guarantor or any of its property or revenues (i) with respect to this Credit Guarantee or
        (ii) which, if adversely determined, would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of such Guarantor.

                (g) OWNERSHIP, LIENS. Such Guarantor has good and marketable title to, or valid leasehold interests in, all of its properties and assets, real and personal, and none of such properties and assets is subject to any Liens of any nature whatsoever except such as are disclosed in the financial





                            FORM 10Q - Page 84 of 88

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        statements referred to in subsection 5.9 of the Credit Agreement.

                (h) TAXES. Such Guarantor has filed or caused to be filed all tax returns required to be filed by it and has paid all taxes due on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provide on its books).

                (i)   COMMON BUSINESS ENTERPRISE.   Such Guarantor and the
        Borrowers are engaged as an integrated group in a common business enterprise; the integrated operation requires financing on such a basis that credit supplied to the Borrowers can from time to time be made available to or applied for the benefit of such Guarantor and other affiliated parties, as required for the continued successful operation of such Guarantor and the integrated operation as a whole; and such Guarantor has requested the Banks to continue to lend and to make credit available to the Borrowers primarily for the purpose of financing the integrated operations of the Borrowers and such Guarantor with Guarantor expecting to derive benefit, directly or indirectly, from the loans and other credit extended by the Banks to the Borrowers, both in such Guarantor's separate capacity and as a member of the integrated group, inasmuch as the successful operation and condition of such Guarantor is dependent upon the continued successful performance of the functions of the integrated group as a whole.

                (j) EFFECT OF CREDIT GUARANTEE. Such Guarantor is entering into this Credit Guarantee without any intent to hinder, delay or defraud any Person or to incur indebtedness beyond its ability to repay such indebtedness in accordance with the terms thereof.

                (k)   DISCLOSURE.   No representation or warranty made by any
        of the CSC Companies in the Loan Documents or in any other document furnished to the Agent or any Bank from time to time in connection herewith or therewith, as of the date of such document, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading.

Each of the Guarantors agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on and as of the date of each borrowing by either of the Borrowers under the Credit Agreement as though made hereunder on and as of such date.

        10. NEGATIVE COVENANTS. So long as any of the Obligations remain outstanding, each of the Guarantors hereby covenants and agrees that it will not, without the prior written consent of all of the Banks:

                (a) ASSIGNMENT. Assign or transfer any of the obligations of such Guarantor under this Credit Guarantee to any Person except in any transaction permitted by subparagraph 10(b); or

                (b) MERGER, CONSOLIDATION, SALE OF ASSETS. Except as permitted in the Credit Agreement, become a party to any merger or consolidation or take any action looking to such Guarantor's dissolution or liquidation, or sell, lease or otherwise dispose of a substantial part of its assets.

        11. NO WAIVERS; CUMULATIVE REMEDIES. Neither the Agent nor any Bank shall by any act, delay, omission or otherwise be deemed to have waived any of its respective rights or remedies hereunder. A waiver by the Agent or any Bank of any right or remedy on any one occasion shall not be





                            FORM 10Q - Page 85 of 88

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construed as a bar to any right or remedy which the Agent or any Bank would otherwise have on any future occasion. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.


        12. SEVERABILITY. Any provision of this Credit Guarantee which is prohibited, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, invalidity or unenforceability without invalidating the remaining provisions hereof and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or any other provision of this Credit Guarantee. Each of the Guarantors shall negotiate in good faith to replace any prohibited, invalid or unenforceable provision with a valid provision or provisions the economic effect of which shall reflect the economic bargain manifested in the prohibited, invalid or unenforceable provision. If at any time all or any portion of the obligation of any Guarantor under this Credit Guarantee would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under
Section 548 of the federal Bankruptcy Code or under a similar applicable law of any jurisdiction, then notwithstanding any other provisions of this Credit Guarantee to the contrary such obligation or portion thereof of such Guarantor under this Credit Guarantee shall be limited to the greatest of (i) the value of this Credit Guarantee (ii) an amount equal to 95% of the excess on the date the relevant liabilities were incurred of the present fair saleable value of the assets of such Guarantor over the amount of all liabilities of such Guarantor contingent or otherwise, and (iii) the maximum amount for which this Credit Guarantee is determined to be enforsvshlp.

        13. MODIFICATIONS. No provision of this Credit Guarantee shall be waived, amended or supplemented except by a written instrument executed by each of the Guarantors and each of the Banks or by each of the Guarantors and the Agent with the written consent of each of the Banks.

        14. GOVERNING LAW. This Credit Guarantee shall be governed by and construed and interpreted in accordance with the laws of the State of Ohio.

        15. CAPTIONS. The captions in this Credit Guarantee have been inserted for convenience of reference only and in no way limit or amplify the provisions hereof.





                            FORM 10Q - Page 86 of 88

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                                Form 10Q  of 88



 IN WITNESS WHEREOF, each of the undersigned has caused this Credit Guarantee to be duly executed and delivered by its duly authorized officers on the day and year first above written.


                                       GUARANTORS*


                                       By:
                                          -------------------------------------
                                       Name:  James A. McGrady
                                       Title: Vice President and Treasurer

 [SEAL]

 Attest:


 By:_________________________
     James E. Eggenschwiler
     Assistant Secretary

*Signature is as an officer of an on behalf of and for each of the Guarantors listed on Schedule I attached hereto.





                            FORM 10Q - Page 87 of 88

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                                                          SCHEDULE I

                            LIST OF GUARANTORS
                            ------------------

 CSIC VENTURE, INC. (DELAWARE)
 MIDWESTERN HOME PRODUCTS, INC. (DELAWARE)
 TOOL & SUPPLY OF NEW ENGLAND, INC. (DELAWARE)
 CONSOLIDATED INTERNATIONAL EXPORT CORP. (BARBADOS)
 INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC. (MAINE)
 S.S. INVESTMENT CORP. (DELAWARE)
 S.S. ACQUISITION CORP. (DELAWARE)
 BARN ACQUISITION CORP. (DELAWARE)
 FASHION BARN, INC. (NEW YORK)
 FASHION BARN OF NEW JERSEY, INC.
 FASHION BARN OF FLORIDA, INC.
 FASHION BARN OF INDIANA, INC.
 FASHION BARN OF PENNSYLVANIA, INC.
 FASHION BARN OF OKLAHOMA, INC.
 FASHION BARN OF CALIFORNIA, INC.
 FASHION BARN OF TEXAS, INC.
 FASHION BARN OF OHIO, INC.
 FASHION BARN OF VERMONT, INC.
 FASHION BARN OF VIRGINIA, INC.
 FASHION BARN OF SOUTH CAROLINA, INC.
 FASHION BARN OF NORTH CAROLINA, INC.
 FASHION BARN OF WEST VIRGINIA, INC.
 FASHION BARN OF MISSOURI, INC.
 FASHION BARN, INC. (MA)
 DTS, INC. (NY) (TN)
 SADDLE BROOK DISTRIBUTORS, INC. (NY) (NJ)
 ROGERS FASHION INDUSTRIES, INC. (NY) (NJ)
 FASHION OUTLETS CORP. (NY)
 FASHION BONANZA, INC. (NY)





                            FORM 10Q - Page 88 of 88